UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 16, 2022
Date of Report (Date of earliest event reported)

Flotek Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8846 N. Sam Houston Parkway W.,
Houston, TX 77064
(Address of principal executive office and zip code)

(713) 849-9911
(Registrant’s telephone number, including area code)

(Not applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, $0.0001 par value	FTK	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry Into a Material Definitive Agreement

Securities Purchase Agreement

On February 16, 2022, Flotek Industries, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with ProFrac Holdings, LLC (“ProFrac Holdings”). Pursuant to the Securities Purchase Agreement, at closing, the Company’s wholly-owned subsidiary, Flotek Chemistry, LLC, as supplier, and ProFrac Services, LLC (“ProFrac Services”), an affiliate of ProFrac Holdings, would enter into an amendment to the previously disclosed Chemical Products Supply Agreement dated February 2, 2022 (the “Supply Agreement”) to extend the term of the Supply Agreement from three years to ten years and to increase ProFrac Services’ minimum purchase obligation for each year to the greater of 70% of ProFrac Services’ requirements and a baseline measured by (i) if ProFrac Holding’s transaction with FTS International, Inc. closes, ProFrac Services’ first 30 hydraulic fracturing fleets deployed or (ii) if ProFrac Holding’s transaction with FTS International does not close, ProFrac Services’ first 15 fleets deployed.

Under the Securities Purchase Agreement, the Company would either (i) issue $50 million in principal amount of 10% Convertible PIK Notes (the “Convertible Notes”) convertible into shares of the Company’s common stock (the “Common Stock”) if the amendment to the Supply Agreement provides for 30 frac fleets deployed, or (ii) issue $25 million in principal amount of Convertible Notes if the amendment to the Supply Agreement provides for 15 fleets deployed, in which case ProFrac Holdings would have an option to purchase an additional $25 million of Convertible Notes for cash. In addition, ProFrac Holdings would be granted at closing the right to designate two additional members of the Company’s board of directors (to eventually bring the total designees of ProFrac Holdings to four directors out of seven).

The Convertible Notes may be converted (in whole or in part) into Common Stock at a price of $1.088125 per share (the “Conversion Price”) at any time prior to the maturity date, which will be one year from the date of issuance. Interest on the Convertible Notes will begin to accrue on the unpaid principal balance commencing on the closing date at the rate of 10% per annum, payable in incremental principal amount. On the maturity date, the Convertible Notes would be mandatorily converted and payable in shares of Common Stock at the lesser of the Conversion Price and $0.8705 per share (except in limited circumstances where cash settlement would occur). The Convertible Notes will also be mandatorily converted in the event of change of control of the Company and payable in shares of Common Stock at the lesser of the Conversion Price and $0.8705 per share (or cash as described therein). In addition, the Convertible Notes may be converted by the Company if the volume-weighted average trading price of the Common Stock equals or exceeds the greater of $2.50 per share or $1.741 for 20 trading days during a 30 consecutive trading day period. The Conversion Price is subject to customary adjustments as described therein.

The Securities Purchase Agreement contains customary representations, warranties, covenants, and closing conditions, including stockholder approval by the Company’s stockholders. At closing, the Company and ProFrac Holdings would also enter into a Registration Rights Agreement with respect to the resale of shares of Common Stock acquired by ProFrac Holdings or its affiliates.

The foregoing description of the Securities Purchase Agreement, the Convertible Notes, the Supply Agreement (and any amendments thereto), and the Registration Rights Agreement do not purport to be complete and are qualified in its entirety by reference to the complete text thereof. The Securities Purchase Agreement (including the Form of Convertible Note. Form of Registration Rights Agreement, and Forms of Supply Agreement Amendments) is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The Supply Agreement was filed as Exhibit 10.3 to the Company's Current Report on Form 8-K filed on February 4, 2022, and is incorporated herein by reference.

Additional Information about the Transaction and Where to Find It

The Company intends to file a preliminary proxy statement with the SEC in connection with the transaction described in this Current Report on Form 8-K, and will mail a definitive proxy statement and other relevant documents to its stockholders. This Current Report on Form 8-K does not contain all the information that should be considered concerning the transaction, and it is not intended to provide the basis for any investment decision or any other decision in respect to the transaction. The Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, the amendments thereto, and the definitive proxy statement in connection with the Company’s solicitation of proxies for the special meeting to be held to approve the transaction, as these materials will contain important information about the Company and the transaction. The definitive proxy statement will be mailed to the Company’s stockholders as of a record date to be established for voting on the transaction. Such stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at http://www.sec.gov, or by directing a request to: Flotek Industries, Inc., 8846 N. Sam Houston Parkway W., Houston, TX 77064. Attention: Investor Relations, (ir@flotekind.com).

Participants in the Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed transaction. The Company’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s most recent Annual Report on Form 10-K filed with the SEC and in the Company’s other SEC filings. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the proposed transaction will be set forth in the proxy statement for the proposed transaction when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement that the Company intends to file with the SEC.

Forward-Looking Statements

Certain statements set forth in this Current Report on Form 8-K constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of tile Securities Exchange Act of 1934) regarding the Company’s business, financial condition, results of operations and prospects. Words such as will, continue, expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this press release. Forward-looking statements include, but are not limited to, statements regarding the anticipated performance under the Supply agreement, as amended, the amount of the potential backlog or value thereof, the consideration for the amendment to the Supply Agreement, and the closing of the contemplated transactions contemplated by the Securities Purchase Agreement. Although forward-looking statements in this press release reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Further information about the risks and uncertainties that may impact the company are set forth in the Company’s most recent filing with the Securities and Exchange Commission on Form 10-K (including, without limitation, in the “Risk Factors” section thereof), and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect, any event or circumstance that may arise after the date hereof.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information regarding the Convertible Notes set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02    Unregistered Sales of Equity Securities

The information regarding the private placement of the Convertible Notes (and underlying Common Stock) as set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The private placement of the Convertible Notes (and underlying Common Stock) pursuant to the Securities Purchase Agreement was undertaken in reliance upon the exemption from the registration described in Section 4(a)(2) of the Securities Act.

Item 7.01    Regulation FD Disclosure

On February 17, 2022, the Company issued a press release announcing the execution and delivery of the Securities Purchase Agreement. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

On February 22, 2022, the Company issued a press release announcing that it would hold an investor conference call to discuss the transactions contemplated by the Securities Purchase Agreement. The press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The foregoing information, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information Exhibits 99.1 or 99.2 be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

    (d)    Exhibits.

Exhibit Number	Description
10.1	Securities Purchase Agreement dated February 16, 2022 by and between Flotek Industries, Inc. and ProFrac Holdings, LLC*
99.1	Press Release dated February 17, 2022
99.2	Press Release dated February 22, 2022
*Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission or its staff.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.

Date: February 22, 2022	/s/ Nicholas J. Bigney
	Name:	Nicholas J. Bigney
	Title:	Senior Vice President, General Counsel & Chief Compliance Officer